UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10101 S. Robert Road, Suite 209 Palos Hills, Illinois	60465
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 718-705-8770

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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2025, BrooQLy Inc. (dba Dynamic Aerospace Systems Corporation), a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Platinum Point Capital LLC (“Platinum”), pursuant to which Platinum agreed to purchase from the Company one or more convertible promissory notes, in an aggregate amount not to exceed $1,122,000.

Pursuant to the Agreement, the Company issued to Platinum a convertible promissory note (the “Note”) in the principal amount of $495,000, for a purchase price of $450,000, reflecting an original issue discount of 10%. To secure the Company’s obligations under the Note, the Company and Platinum entered into a Security Agreement. The Company also issued to Platinum a warrant (the “Warrant”) to purchase up to an additional 330,000 shares of the Company’s common stock (the “Warrant Shares”). Additionally, pursuant to the Agreement, the Company agreed to file a registration statement to register the resale of the shares underlying the Note and the Warrant on or before the ninetieth day following the execution of the Agreement.

The Note

The Note has a maturity date of July 3, 2026, and bears interest at a rate of 10% per annum. The Note may not be prepaid except as set forth in the Note and upon written consent of Platinum. Beginning on the 180th day from the date of the Note, Platinum has the right to convert the Note into shares of the Company’s common stock, up to an amount constituting not more than 4.99% of the Company’s outstanding shares of common stock. The conversion price for the note is equal to the lesser of (i) $1.00 or (ii) the Variable Conversion Price (as defined in the Note) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Variable Conversion Price” shall mean 90% of the lowest volume weighted average price (“VWAP”) for the ten (10) consecutive trading days ending on the trading day that is immediately prior to the applicable conversion date. Pursuant to the Agreement and the terms of the Note, the Company agreed to reserve 25,000,000 shares of its common stock for issuance in connection with conversions of the Note.

The Note included certain restrictive covenants relating to corporate actions which the Company may not undertake while the Note is outstanding without the written consent of Platinum, including but not limited to: declaring and paying dividends; making stock repurchases; selling any significant portion of the Company’s assets; or making loans or advances in excess of $100,000. The Note included certain events of default, applicable cure periods, and consequences of uncured events of default.

The Warrant

Pursuant to the Agreement, the Company issued to Platinum a Warrant to purchase up to an additional 330,000 shares of the Company’s common stock. The Warrant has a term of four years. The exercise price per share of the common stock under the Warrant is $1.50, subject to adjustment as described therein (“Exercise Price”). Upon the occurrence of an event of default (as defined in the Note), the Exercise Price for the Warrant shall be automatically adjusted to equal the lower of (x) $1.50, subject to adjustment as described therein, or (y) 15% premium of the lowest VWAP of for the five trading days prior to the date of exercise. In the event that there is no effective registration statement registering the Warrant Shares, the Warrant may be exercised through means of a cashless exercise pursuant to a formula set forth in the Warrant. The number of Warrant Shares is subject to certain adjustments as set forth in the Warrant.

The Security Agreement

To secure the Company’s obligations under the Note, the Company granted to Platinum a security interest in certain assets of the Company, including:

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(a) all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, stock and all securities of the Company’s subsidiaries, commercial tort claims, copyrights, patents, trademarks, all intellectual property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

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all Proceeds (as defined in the Security Agreement) and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the foregoing.

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The foregoing descriptions of the Agreement, the Note, the Warrant, and the Security Agreement are not complete and are qualified in their entirety by reference to the full text of the Agreement, the Note, the Warrant, and the Security Agreement, which are filed herewith as Exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the securities described in Item 1.01 was completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the investor and the Company; and (f) the recipient of the securities made several representations of sophistication, experience, and ability to bear the risks of the investment.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Secured Convertible Promissory Note
4.2	Form of Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Security Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BrooQly Inc.

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: July 10, 2025

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